                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 21, 2000

                             QUIDEL CORPORATION
             (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-10961                 94-2573850
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)


                 10165 McKeller Court
                     San Diego, CA                             92121
        (Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code:  (858) 552-1100

                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5. OTHER EVENTS.

     REGISTRATION RIGHTS TRIGGERED.

     On March 20, 1990, Quidel Corporation (then Monoclonal Antibodies, Inc.) entered into a Stipulation of Settlement with respect to a securities class action lawsuit. As approved by the court in 1992, Quidel issued to 1,376 individuals and entities ten-year warrants to purchase an aggregate of 950,000 shares of Quidel Common Stock at an exercise price of $7.50 per share.

     Under the terms of the Warrant Agreement, the warrants may not be exercised before the shares of Quidel common stock underlying the warrants are registered. Quidel was obligated to use its best efforts to register the shares promptly after the average bid and ask (closing) price of Quidel shares on the Nasdaq National Market is (i) at least $6.50 per share for twenty consecutive days or (ii) at least $7.50 per share for ten consecutive days. The warrants themselves were registered on Form 8-A in 1992 and are listed on the Nasdaq National Market under the symbol QDELW. The warrants expire by their terms on April 30, 2002.

     The $6.50 closing price twenty-day threshold was met on January 21, 2000. Quidel will promptly prepare and file a "shelf" Registration Statement on Form S-3 under Rule 415 covering the 950,000 underlying shares.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   EXHIBITS.

     10.8 Form of Warrant Agreement, incorporated by reference from Monoclonal Antibodies Inc. Exhibit 2 to its 1992 Registration Statement on Form 8-A.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUIDEL CORPORATION


Date: February 4, 2000                 By: /s/Charles J. Cashion
                                           ----------------------------
                                           Charles Cashion
                                           Senior Vice President,
                                           Corporate Operations
                                           Chief Financial Officer and
                                           Secretary


                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
 10.8 Form of Warrant Agreement, incorporated by reference from Monoclonal Antibodies, Inc. Exhibit 2 to its 1992 Registration Statement on Form 8-A.

                                       3